                                                                    Exhibit 10.1

                                MERGER AGREEMENT

                                  BY AND AMONG

                                QUIKSILVER, INC.

                          QUIKSILVER AUSTRALIA PTY LTD

                          UG MANUFACTURING CO. PTY LTD

                              QSJ HOLDINGS PTY LTD

                              QUIKSILVER JAPAN K.K.

                  SHAREHOLDERS OF UG MANUFACTURING CO. PTY LTD

                                       AND

                      SHAREHOLDERS OF QUIKSILVER JAPAN K.K.
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                                TABLE OF CONTENTS

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ARTICLE I - PURCHASE AND SALE OF SHARES..........................................................................       1
   Section 1.1       Purchase and Sale...........................................................................       1
   Section 1.2       Purchase Price..............................................................................       2
   Section 1.3       Adjustments to Initial Purchase Price.......................................................       3
   Section 1.4       Calculation of Earnout Amounts..............................................................       5
   Section 1.5       Calculation of Target Amounts...............................................................       6
   Section 1.6       Payment of Earnout Amount...................................................................       6
   Section 1.7       Closing.....................................................................................       7
   Section 1.8       Deliveries..................................................................................       7

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE RESPONSIBLE PERSONS...........................................       8
   Section 2.1       Incorporation and Capitalization............................................................       9
   Section 2.2       Corporate Status and Authority; Enforceability..............................................       9
   Section 2.3       Subsidiaries................................................................................       9
   Section 2.4       Capitalization..............................................................................      10
   Section 2.5       Financial Statements........................................................................      11
   Section 2.6       Absence of Certain Changes or Events........................................................      11
   Section 2.7       Absence of Undisclosed Liabilities or Commitments...........................................      14
   Section 2.8       Title to Property...........................................................................      14
   Section 2.9       Banking Facilities..........................................................................      14
   Section 2.10      Pending or Threatened Proceedings...........................................................      14
   Section 2.11      Contracts and Commitments...................................................................      15
   Section 2.12      Intellectual Property.......................................................................      15
   Section 2.13      All Consents, Permits, Waivers and Approvals Have Been Obtained.............................      16
   Section 2.14      Taxes.......................................................................................      16
   Section 2.15      Labor Contracts and Employment Warranty Undertakings........................................      20
   Section 2.16      Assets and Inventory........................................................................      21
   Section 2.17      Accounts Receivable.........................................................................      21
   Section 2.18      Insurance...................................................................................      22
   Section 2.19      Compliance with Applicable Laws.............................................................      22
   Section 2.20      Agreement Not a Breach of Other Instruments.................................................      22
   Section 2.21      Brokerage...................................................................................      22
   Section 2.22      Interested Transactions.....................................................................      22
   Section 2.23      Environmental Matters.......................................................................      23
   Section 2.24      Superannuation..............................................................................      23
   Section 2.25      Disclosure..................................................................................      24
   Section 2.26      Limitation..................................................................................      24

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE PARTICIPATING SHAREHOLDERS...................................      25
   Section 3.1       Participating Shareholders..................................................................      25
   Section 3.2       Representations of UMTT and UMTT Unit Holders...............................................      26
   Section 3.3       Additional Representations and Warranties of Green and Law..................................      26
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                                TABLE OF CONTENTS

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ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER..................................................      26
   Section 4.1       Organization; Qualification.................................................................      27
   Section 4.2       Authority...................................................................................      27
   Section 4.3       No Consents.................................................................................      27
   Section 4.4       No Broker or Finder.........................................................................      27

ARTICLE V - COVENANTS OF COMPANY AND THE PRINCIPAL SHAREHOLDERS PRIOR TO CLOSING DATE............................      27
   Section 5.1       Access and Investigation....................................................................      27
   Section 5.2       Operation of the Businesses of the Acquired Companies.......................................      28
   Section 5.3       Negative Covenant...........................................................................      28
   Section 5.4       Required Approvals..........................................................................      28
   Section 5.5       Notification................................................................................      28
   Section 5.6       Payment of Indebtedness by Related Persons..................................................      29
   Section 5.7       No Negotiation..............................................................................      29
   Section 5.8       Best Efforts................................................................................      29
   Section 5.9       Sellers' Representative.....................................................................      29
   Section 5.10      Formation of AUSCO..........................................................................      30
   Section 5.11      Japanese Company Approval...................................................................      31

ARTICLE VI - COVENANTS OF BUYER PRIOR TO CLOSING DATE............................................................      31
   Section 6.1       Approvals of Governmental Bodies............................................................      31
   Section 6.2       Notification................................................................................      31
   Section 6.3       Best Efforts................................................................................      31

ARTICLE VII - ADDITIONAL COVENANTS AND AGREEMENTS................................................................      31
   Section 7.1       Goods and Services Tax......................................................................      31
   Section 7.2       Directors' Meetings at Closing..............................................................      32
   Section 7.3       Stamp Duty..................................................................................      32
   Section 7.4       Registration Rights; NYSE Listing...........................................................      32
   Section 7.5       Headquarters of Australian Company..........................................................      32
   Section 7.6       Palimar Interests...........................................................................      32
   Section 7.7       Additional Parent Obligation................................................................      33

ARTICLE VIII - CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE...............................................      33
   Section 8.1       Accuracy of Representations.................................................................      33
   Section 8.2       Company's and Sellers' Performance..........................................................      33
   Section 8.3       Consents....................................................................................      34
   Section 8.4       Additional Documents........................................................................      34
   Section 8.5       No Proceedings..............................................................................      34
   Section 8.6       No Claim Regarding Stock Ownership or Sale Proceeds.........................................      34
   Section 8.7       No Prohibition..............................................................................      34
   Section 8.8       Bank Consent and Financing..................................................................      34
   Section 8.9       NYSE Listing................................................................................      34
   Section 8.10      Amendment to Japanese Leases................................................................      34
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                                TABLE OF CONTENTS

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   Section 8.11      AUSCO.......................................................................................      34
   Section 8.12      Cancellation of Talian Shares...............................................................      34

ARTICLE VIIIA - FIRB CONDITION...................................................................................      35

ARTICLE IX - CONDITIONS PRECEDENT TO THE PARTICIPATING SHAREHOLDERS' OBLIGATION TO CLOSE.........................      35
   Section 9.1       Accuracy of Representations.................................................................      35
   Section 9.2       Buyer's Performance.........................................................................      35
   Section 9.3       Additional Documents........................................................................      36
   Section 9.4       No Injunction...............................................................................      36

ARTICLE X - TERMINATION..........................................................................................      36
   Section 10.1      Termination Events..........................................................................      36
   Section 10.2      Effect of Termination.......................................................................      36

ARTICLE XI - GENERAL PROVISIONS..................................................................................      37
   Section 11.1      Notices.....................................................................................      37
   Section 11.2      Announcements...............................................................................      38
   Section 11.3      Counterparts................................................................................      38
   Section 11.4      Governing Law...............................................................................      38
   Section 11.5      Entire Agreement............................................................................      38
   Section 11.6      Dispute Resolution..........................................................................      39
   Section 11.7      Exhibits and Schedules......................................................................      39
   Section 11.8      Further Assurances..........................................................................      39
   Section 11.9      Successors and Assigns......................................................................      39
   Section 11.10     Legal Fees..................................................................................      39
   Section 11.11     Equitable Remedies..........................................................................      39
   Section 11.12     Expenses....................................................................................      39
   Section 11.13     Amendment...................................................................................      40
   Section 11.14     Effect of Amendment of Waiver...............................................................      40
   Section 11.15     Opportunity to Consult Counsel..............................................................      40
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
                                MERGER AGREEMENT

         This MERGER AGREEMENT ("Agreement") is made and entered into as of this 18th day of November, 2002 by and among Quiksilver, Inc., a Delaware corporation ("Parent"), Quiksilver Australia Pty Ltd, ACN 091 136 195, a Victorian corporation ("Buyer"), Ug Manufacturing Co. Pty. Ltd, ACN 005 047 941, a Victorian corporation (the "Australian Company"), the shareholders of the Australian Company listed on the signature pages of this Agreement, QSJ Holdings Pty Ltd, ACN 067 677 589, a Victorian corporation, Quiksilver Japan K.K., a Japanese corporation (the "Japanese Company"), the shareholders of the Japanese Company listed on the signature pages of this Agreement, Yasuo Tokita and the other parties signatories hereto. For purposes of this Agreement, the terms set forth in Schedule 1 shall have the meanings specified or referred to therein.

                                    RECITALS

         A. The Participating Shareholders own, directly or indirectly, all of the issued ordinary shares of the Australian Company Shares, the Japanese Company Shares and, at Closing, shall own all of the AUSCO Shares.

         B. Buyer desires to purchase all of the Shares (including the AUSCO Shares) held by the Participating Shareholders, and the Participating Shareholders desire to sell all of their interests in the Shares (including the AUSCO Shares), on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained herein, the parties hereto agree as follows.

                                   ARTICLE I

                           PURCHASE AND SALE OF SHARES

Section 1.1 Purchase and Sale.

         (a) Purchase and Sale of Shares. Subject to the terms and conditions set forth in this Agreement, each of the Participating Shareholders hereby agrees to sell to Buyer, and the Buyer hereby agrees to purchase from such Participating Shareholder, all beneficial interests in the Shares held by such Participating Shareholder and all AUSCO Shares to be held at Closing by such Participating Shareholder in consideration for their share of the Purchase Price.

         (b) Transaction Steps. The transactions contemplated hereby shall be consummated in accordance with the sequence of steps provided in Schedule 1.1.

Section 1.2 Purchase Price.

         (a) Total Purchase Price. Subject to Section 1.3 below, the aggregate purchase price payable to the Participating Shareholders for the purchase and sale of their Shares and AUSCO Shares shall be the sum of the following:

            (i) Australian Shareholders.

                A. AUD85,870,000 (the "Australian Initial Purchase Price"), payable to the Australian Shareholders as provided in Section 1.2(b)(i); plus

                B. The Australian Earnout Amount payable as provided in Section 1.5(a).

            (ii) Japanese Shareholders.

                A. AUD67,630,000 (the "Japanese Initial Purchase Price"), payable to the Japanese Shareholders as provided in Section 1.2(b)(ii); plus

                B. The Japanese Earnout Amount payable as provided in Section 1.5(a).

         (b) Initial Purchase Price.

            (i) Australian Shareholders. The portion of the Australian Initial Purchase Price payable to each of the Australian Shareholders shall be an amount equal to such Australian Shareholder's Percentage times the Australian Initial Purchase Price (the product of which shall be the "Australian Shareholder's Amount"), and shall be paid as follows:

                A. Subject to Section 1.2(b)(iii), cash in the amount up to one hundred percent (100%) of such Australian Shareholder's Amount, such percentage of cash to be elected by each such Australian Shareholder, provided, however, no Principal Shareholder may elect to receive in cash more than 20% of his or its Australian Shareholder's Amount; and

                B. The aggregate number of shares of the Common Stock of Parent ("Parent Shares") equal to (A) such Australian Shareholder's Amount less the amount of cash elected by such holder, divided by (B) the amount of Australian dollars converted from USD22.50 based on the daily average of the conversion rates therefor for the period of ten (10) business days immediately preceding the Closing Date, with such conversion rates as provided in the U.S. western edition of the Wall Street Journal.

            (ii) Japanese Shareholders. The portion of the Japanese Initial Purchase Price payable to each of the Japanese Shareholders shall be an amount equal to such Japanese Shareholder's Percentage times the Japanese Initial Purchase Price (the product of which shall be the "Japanese Shareholder's Amount"), and shall be paid as follows:

                A. Subject to Section 1.2(b)(iii) below, cash in the amount up to one hundred percent (100%) of such Japanese Shareholder's Amount, such percentage of cash

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to be elected by each such Japanese Shareholder, provided, however, no Principal
Shareholder may elect to receive in cash more than 20% of his or its Japanese Shareholder's Amount; and

                B. The aggregate number of shares of Parent Shares equal to (A) such Japanese Shareholder's Amount less the amount of cash elected by such holder, divided by (B) the amount of Australian dollars converted from USD22.50 based on the daily average of the conversion rates therefor for the period of ten (10) business days immediately preceding the Closing Date, with such conversion rates as provided in the U.S. western edition of the Wall Street Journal.

            (iii) Limitations on Cash Payment. In no event shall the Australian Shareholders and the Japanese Shareholders in the aggregate receive more than AUD40,000,000 in cash under Sections 1.2(b)(i)A. and 1.2(b)(ii)A. If Australian Shareholders and Japanese Shareholders in the aggregate elect to receive more than the maximum amount of AUD40,000,000 in cash, the AUD40,000,000 in cash will be paid to the Australian Shareholders and the Japanese Shareholders in proportion to the amount of cash each Participating Shareholder has elected to receive.

    Section 1.3 Adjustments to Initial Purchase Price.

         (a) Australian Initial Purchase Price. The Australian Initial Purchase Price shall be reduced by the sum of (i) any Funded Debt which remains in the balance sheet of the Australian Company as of the Closing Date ("Australian Closing Balance Sheet"), and (ii) the amount by which, if any, the Historical Average Working Capital of such company exceeds the Working Capital of such company as of the Closing Date. If the Working Capital of such company as of the Closing Date exceeds such Historical Average Working Capital, then the Australian Initial Purchase Price shall be increased by such excess (subject to any decrease in clause (i) above). The Australian Closing Balance Sheet shall include a reasonable reserve for, among other things, each of the items set forth in Schedule 1.3(a).

         (b) Japanese Initial Purchase Price. The Japanese Initial Purchase Price shall be reduced by the sum of (i) any Funded Debt which remains in the balance sheet of the Japanese Company as of the Closing Date ("Japanese Closing Balance Sheet" and together with the Australian Closing Balance Sheet, the "Closing Balance Sheets"), and (ii) the amount by which, if any, the Historical Average Working Capital of such company exceeds the Working Capital of such company as of the Closing Date. If the Working Capital of such company as of the Closing Date exceeds such Historical Average Working Capital, then the Japanese Initial Purchase Price shall be increased by such excess (subject to any decrease in clause (i) above). The Japanese Closing Balance Sheet shall include a reasonable reserve for, among other things, each of the items set forth in
Schedule 1.3(b).

         (c) Adjustment Procedure. The determination of the Funded Debt and Working Capital of the Australian Company and the Japanese Company on the Closing Date shall be made as follows:

            (i) Buyer shall prepare a Closing Balance Sheet for each of the Australian Company and the Japanese Company as of the Closing Date on the same basis and

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applying the same accounting principles, policies and practices that were used in preparing the balance sheets of such companies attached hereto as Schedule 1.3, including the adjustments from the most recent balance sheets of such companies contained in the Financial Statements. Buyer shall then determine the Working Capital (the "Closing Working Capital") and the Funded Debt (the "Closing Funded Debt") of each of such companies as of the Closing Date. Buyer shall deliver the Closing Balance Sheets and its determination of the Closing Working Capital and Closing Funded Debt of each of such companies to the Sellers' Representative within ninety (90) days following the Closing Date.

            (ii) If within forty-five (45) days following delivery of the Closing Balance Sheets and the Closing Working Capital and Closing Funded Debt calculations the Sellers' Representative has not given Buyer written notice of its objection as to the Closing Working Capital and Closing Funded Debt calculations (which notice shall state the basis of Seller's objection), then the Closing Working Capital and Closing Funded Debt calculated by Buyer shall be binding and conclusive on the parties and be used in computing the adjustments to the Australian Initial Purchase Price and the Japanese Initial Purchase Price.

            (iii) If the Sellers' Representative gives Buyer such notice of objection within such forty-five (45) day period, and if the Sellers' Representative and Buyer fail to resolve the issues outstanding with respect to the Closing Balance Sheets and the calculation of the Closing Working Capital or Closing Funded Debt within thirty (30) days of Buyer's receipt of the Sellers' Representative's objection notice, the Sellers' Representative and Buyer shall submit the issues remaining in dispute for resolution to internationally recognized independent public accountants proposed by the Sellers' Representative and subject to the approval of Buyer in its sole and absolute discretion (the "Independent Accountants"), with the Independent Accountants applying the principles, policies and practices referred to in Section 1.4(c)(i). If issues are submitted to the Independent Accountants for resolution, (i) the Sellers' Representative and Buyer shall furnish or cause to be furnished to the Independent Accountants such work papers and other documents and information relating to the disputed issues as the Independent Accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the Independent Accountants any material relating to the disputed issues and to discuss the issues with the Independent Accountants; (ii) the determination by the Independent Accountants, as set forth in a notice to be delivered to both the Sellers' Representative and Buyer within sixty (60) days of the submission to the Independent Accountants of the issues remaining in dispute, shall be final, binding and conclusive on the parties and shall be used in the calculation of the Closing Working Capital and the Closing Funded Debt; and (iii) the Principal Shareholders and Buyer will each bear fifty percent (50%) of the fees and costs of the Independent Accountants for such determination.

         (d) Holdback. AUD4,000,000 of the Australian Initial Purchase Price and AUD2,000,000 of the Japanese Initial Purchase Price otherwise payable at Closing shall be withheld from the payments to the Australian Shareholders and Japanese Shareholders, respectively. Such amounts shall be withheld from each of the Participating Shareholders in proportion to their respective percentages hereunder. Within thirty (30) days of the final determination of the Funded Debt and Closing Working Capital of each of the Australian Company and the Japanese Company, the withheld amounts of the applicable company shall be paid to the applicable company's shareholders in proportion to their respective percentages to the

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extent the applicable Initial Purchase Price was reduced but not by the entire applicable withheld amount. If the applicable Initial Purchase Price was so entirely reduced, the amount of any reduction of the applicable Initial Purchase Price in excess of the applicable withheld amount shall be set-off against the Earnout Payments of such shareholders pro rata. If on the other hand the applicable Initial Purchase Price was increased as a result of such final determination, then the Buyer shall pay the Australian Shareholders and/or the Japanese Shareholders, as applicable, pro rata the entire applicable withheld amount plus the amount of such increase within thirty (30) days of such determination.

    Section 1.4 Calculation of Earnout Amounts.

         (a) Australian Earnout. Subject to Section 1.4(a)(iv) below, the Australian Earnout Amount payable in the aggregate for all Earnout Years to the Australian Shareholders shall be the amount up to AUD18,000,000 and shall be determined as follows:

            (i) For each Earnout Year, the Australian Individual Earnout Amounts listed on Schedule 1.4(a) shall be determined separately. If an Australian Individual Target Level listed on Schedule 1.4(a) is achieved for an Earnout Year, then the corresponding Australian Individual Earnout Amount shall be payable to the Australian Shareholders for such Earnout Year.

            (ii) If an Australian Individual Target Level is not achieved in a particular Earnout Year, the amount of such Australian Individual Target Level can be carried over to a subsequent Earnout Year (or Earnout Years) and the combined Australian Individual Earnout Amounts for such years can be earned if the aggregate of the Australian Individual Target Level for such years is met by the end of the subsequent Earnout Year. Conversely, if an Australian Individual Target Level is exceeded in a particular Earnout Year, the amount of such excess can be carried over to a subsequent Earnout Year (or Earnout Years) to determine the Australian Individual Earnout Amount for such subsequent Earnout Year.

            (iii) In addition, if at least 95% but less than 100% of a combined Australian Individual Target Level for all Earnout Years is achieved, then 75% of the corresponding Australian Individual Earnout Amount will be payable with respect to each Earnout Year in which the Australian Individual Target Level was not achieved. If at least 90% but less than 95% of a combined Australian Individual Target Level for all Earnout Years is achieved, then 50% of the corresponding Australian Individual Earnout Amount will be payable with respect to each Earnout Year in which the Australian Individual Target Level was not achieved.

            (iv) If an Australian Individual Target Level for all three Earnout Years in the aggregate is exceeded by 10% or more, then the corresponding Australian Individual Earnout Amount for all three Earnout Years in the aggregate will be increased by 10%.

         (b) Japanese Earnout. Subject to Section 1.4(b)(iv) below, the Japanese Earnout Amount payable in the aggregate for all three Earnout Years to the Japanese Shareholders shall be the amount up to AUD12,000,000 and shall be determined as follows:

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
            (i) For each Earnout Year, the Japanese Individual Earnout Amounts listed on Schedule 1.4(b) shall be determined separately. If an Japanese Individual Target Level listed on Schedule 1.4(b) is achieved for an Earnout Year, then the corresponding Japanese Individual Earnout Amount shall be payable to the Japanese Shareholders for such Earnout Year.

            (ii) If a Japanese Individual Target Level is not achieved in a particular Earnout Year, the amount of such Japanese Individual Target Level can be carried over to a subsequent Earnout Year (or Earnout Years) and the combined Japanese Individual Earnout Amounts for such years can be earned if the aggregate of the Japanese Individual Target Level for such years is met by the end of the subsequent Earnout Year. Conversely, if a Japanese Individual Target Level is exceeded in a particular Earnout Year, the amount of such excess can be carried over to a subsequent Earnout Year (or Earnout Years) to determine the Japanese Individual Earnout Amount for such subsequent Earnout Year.

            (iii) In addition, if at least 95% but less than 100% of a combined Japanese Individual Target Level for all Earnout Years is achieved, then 75% of the corresponding Japanese Individual Earnout Amount will be payable with respect to each Earnout Year in which the Japanese Individual Target Level was not achieved. If at least 90% but less than 95% of a combined Japanese Individual Target Level for all three Earnout Years is achieved, then 50% of the corresponding Japanese Individual Earnout Amount will be payable with respect to each Earnout Year in which the Japanese Individual Target Level was not achieved.

            (iv) If a Japanese Individual Target Level for all three Earnout Years in the aggregate is exceeded by 10% or more, then the corresponding Japanese Individual Earnout Amount for all three Earnout Years in the aggregate will be increased by 10%.

         Section 1.5 Calculation of Target Amounts. Within seventy-five (75) days of the end of each Earnout Year, the Buyer will calculate each of the Australian Individual Earnout Amounts and the Japanese Individual Earnout Amounts for such year, and the Buyer will notify each Principal Shareholder of the amount of each such Individual Earnout Amount. If within thirty (30) days following delivery of the amount of each Individual Earnout Amount the Principal Shareholders have not given Buyer written notice of its objection as to such Individual Earnout Amounts, then such Individual Earnout Amounts calculated by Buyer shall be binding and conclusive on the parties. If the Principal Shareholders give Buyer such notice of objection within such thirty (30) day period, the Principal Shareholders, either jointly or severally, may request that the amounts and the calculation be verified by an internationally recognized accountant ("Determining Accountant"), proposed by them and subject to the approval of Buyer in its sole and absolute discretion. The decision of such accountant of the correct amount of each such Individual Target Amount for such year will be binding on Buyer and all Participating Shareholders. The Principal Shareholders, jointly and severally, shall pay all costs and expenses with respect to such accountant.

         Section 1.6 Payment of Earnout Amount.

         (a) Australian Shareholders. Within the later of (i) ninety (90) days from the end of each Earnout Year, or (ii) if applicable, fifteen (15) days of the decision by the

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Determining Accountant pursuant to Section 1.5 with respect to such Earnout
Year, the Buyer shall pay to each of the Australian Shareholders in cash the amount equal to the product equal to (x) the aggregate Australian Earnout Amount for such Earnout Year times (y) such Australian Shareholder's Percentage.

         (b) Japanese Shareholders. Within the later of (i) ninety (90) days from the end of each Earnout Year, or (ii) if applicable, fifteen (15) days of the decision by the Determining Accountant pursuant to Section 1.5 with respect to such Earnout Year, the Buyer shall pay to each of the Japanese Shareholders in cash the amount equal to the product equal to (x) the aggregate Japanese Earnout Amount for such Earnout Year times (y) such Japanese Shareholder's Percentage.

         Section 1.7 Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Buyer's counsel at 19900 MacArthur Boulevard, Suite 1050, Irvine, California 92612 at 4:00 p.m. (local time) on December 1, 2002 (the "Closing Date"), or at such other time and place as the parties may agree. Subject to the provisions of Section 10, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 1.7 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

         Section 1.8 Deliveries. At the Closing:

         (a) Each of the Subject Companies and the Participating Shareholders will deliver to Buyer:

            (i) certificates representing the Shares and the AUSCO Shares being sold by the Participating Shareholders under this Agreement;

            (ii) instruments of transfer of the Shares and the AUSCO Shares in favor of the Buyer or its nominee which have been duly executed by the respective Participating Shareholders and are in registrable form;

            (iii) the written resignations of each director, secretary and public officer of the Subject Companies, the Majority-Owned Subsidiaries and AUSCO, which resignations must acknowledge that they take effect without any entitlement to compensation (for loss of office or otherwise) as a result;

            (iv) all other documents and records of the Subject Companies, the Majority-Owned Subsidiaries and AUSCO requested by the Buyer;

            (v) an opinion of Hall & Wilcox in the form of Exhibit 1.8(a)(v);

            (vi) certificates executed by each of the Australian Company (by its Managing Director and Finance Director with respect to Section 2.5), the Japanese Company, the Responsible Persons and the Participating Shareholders representing and warranting to Buyer that their respective representations and warranties in this Agreement were accurate in all respects as of the date of this Agreement and is accurate in all

                                       7
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respects as of the Closing Date as if made on the Closing Date;

            (vii) certificates executed by AUSCO, the Responsible Persons and the AUSCO Shareholders, which certificates shall include representations and warranties regarding AUSCO and the shares of AUSCO, including those matters referenced in Section 8.11;

            (viii) board of directors resolutions of the Japanese Company approving the transfer of the Japanese Company Shares as contemplated hereby, as certified by Yasuo Tokita; and

            (ix) documentation evidencing that the 100 B Class shares in QSJ Holdings held by Talian Pty Ltd have been cancelled.

         (b) In accordance with Section 1.2(b), Buyer will deliver to each Participating Shareholder the following:

            (i) by wire transfer or by bank cashier's or certified check, the amount equal to the consideration to be paid to such Participating Shareholder;

            (ii) a stock certificate representing the number of Parent Shares to be paid to such Participating Shareholder; and

            (iii) a certificate executed by Buyer to the effect that, except as otherwise stated in such certificate, each of Buyer's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date.

         (c) Each Principal Shareholder shall deliver to the Buyer a duly executed counterpart of the Registration Rights Agreement (as defined in Section 7.4).

         (d) Buyer shall deliver to each Principal Shareholder a duly executed counterpart of the Registration Rights Agreement.

                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                             THE RESPONSIBLE PERSONS

         Except as set forth in the attached Schedules (which lists exceptions to the following representations and warranties and also contains matters required to be disclosed pursuant to this Article II, each of which corresponds to the numbered sections contained in this Article II), the Australian Company, the Japanese Company and each of the Responsible Persons jointly and severally represent and warrant to Parent and Buyer as follows:

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     Section 2.1 Incorporation and Capitalization.

         (a) The Australian Company was incorporated in Victoria, Australia on April 1, 1974. The Australian Company has issued 119,431 fully paid ordinary shares (the "Australian Company Shares"). The Australian Company Shares are held by the Australian Company Shareholders as set forth in Schedule 2.1(a) attached hereto.

         (b) The Japanese Company was incorporated in Japan on March 1, 1984 and has 800 authorized shares of common stock, of which 600 are issued and outstanding (the "Japanese Company Shares"). The Japanese Company Shares are held by the Japanese Company Shareholders as set forth on Schedule 2.1(b) attached hereto.

         (c) QSJ Holdings was incorporated in Victoria, Australia on January 3, 1995. QSJ Holdings has issued 5,000,000 fully paid ordinary shares, all of which are registered in the name of and beneficially owned by the Japanese Company. Except as set forth in Schedule 2.1(c), no person or entity has any right, title, or interest, beneficially or of record, in or to such shares, and such shares are free and clear of any claims, liens, encumbrances, security agreements, equities, options, charges, or restrictions.

     Section 2.2 Corporate Status and Authority; Enforceability.

         (a) Each of the Australian Company and QSJ Holdings is a corporation duly incorporated and validly existing under the laws of Victoria, Australia, and the Japanese Company is a corporation duly incorporated and validly existing under the laws of Japan. Each of the Subject Companies has the full power and authority to own its properties and to carry on the business presently being conducted by it. Each of the Subject Companies has provided to Buyer true and correct copies of its currently effective charter documents or certificate of registration and constitution (as the case may be), together with all effective amendments to the same as of the date hereof. The minute book and statutory books and register of each Subject Company which have been furnished to Buyer for inspection are true, correct and complete and accurately reflect all material corporate action taken by each Subject Company. Each of the Subject Companies is qualified or licensed as a foreign corporation to do business in each jurisdiction requiring such licensure or qualification.

         (b) Each of the Subject Companies has full corporate power and authority to execute and deliver this Agreement, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement, and all corporate action of each Subject Company necessary for such execution, delivery and performance has been duly and validly taken as required by law or under its charter documents. This Agreement constitutes the legal, valid and binding obligation of each Subject Company enforceable in accordance with its terms against such Subject Company, subject to any necessary stamping or registration.

     Section 2.3 Subsidiaries.

         (a) Except for QSJ Holdings, the Japanese Company does not own, nor has agreed to purchase, any shares or equity interest in any other Entity. Except for the Australian Company, QSJ Holdings does not own, nor has agreed to purchase, any shares or equity interest in any other Entity.

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         (b) Schedule 2.3(b)(i) sets forth the name, jurisdiction of organization, capitalization, ownership, officers, directors and shareholders (or equity owners) of each Subsidiary. All interests in the Subsidiaries held by the Australian Company are free and clear of any claims, liens, encumbrances, security agreements, equities, options, charges, or restrictions.

         (c) Except as set forth in Schedule 2.3(d), there are no (i) options, warrants or other rights to purchase or subscribe for securities of any Majority-Owned Subsidiary or securities which are convertible into or exchangeable for shares or other securities of any Majority-Owned Subsidiary, or
(ii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any shares or other securities of any Majority-Owned Subsidiary, any such convertible or exchangeable securities or any such options, warrants or other rights.

         (d) Each Majority-Owned Subsidiary (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has full power and authority to carry on its business as it is now being conducted and to own and lease its properties and assets it now owns and leases, and (iii) is in good standing and is duly qualified or licensed to do business in each of the jurisdictions listed in Schedule 2.3(d), which are the only jurisdictions in which such Majority-Owned Subsidiary is required to be so qualified or licensed, except where failure to be so qualified does not have a material adverse effect on the financial condition, business or operations of such Majority-Owned Subsidiary. The copies of the charter documents or certificate of registration and constitution (as the case may be) of each Majority-Owned Subsidiary, including any amendments thereto, which have been heretofore delivered by the Responsible Persons to Buyer, are true, correct and complete copies of such instruments as presently in effect. The minute book and statutory books and register of each Majority-Owned Subsidiary which have been furnished to Buyer for inspection are true, correct and complete and accurately reflect all material corporate action taken by each Majority-Owned Subsidiary.

         (e) There is no agreement, arrangement or understanding to which any of the Acquired Companies or a Participating Shareholder is a party which gives a right to any person upon a change in the management or control of or ownership of any shares in any of the Acquired Companies.

         (f) The Australian Company has no current obligation or possible future obligation (i) to purchase any shares of any Subsidiary, (ii) to contribute capital to any Subsidiary, or (iii) to loan money to any Subsidiary.

         Section 2.4 Capitalization. Schedule 2.4(a) sets forth the authorized and issued shares of each of the Subject Companies. All of the Shares and all of the shares of QSJ Holdings have been duly authorized and validly issued. Except as set forth in Schedule 2.4(b), there are no (i) options, warrants or other rights to purchase or subscribe for securities of any Subject Company or securities which are convertible into or exchangeable for capital stock or other securities of any Subject Company, or (ii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other securities of any Subject Company, any such convertible or exchangeable securities or any such options, warrants or other rights.

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         Section 2.5 Financial Statements. The Australian Company has furnished
Buyer, as Schedule 2.5(a), true copies of (i) the audited financial statements of the Australian Company as of and for the fiscal years ended June 30, 2000 and 2001, and (ii) the unaudited financial statements of the Australian Company as of and for the fiscal year ended June 30, 2002. The Japanese Company has furnished Buyer, as Schedule 2.5(b), true copies of the audited financial statements of the Japanese Company as of the fiscal years ended March 31, 2000, March 31, 2001 and March 31, 2002. (The financial statements furnished to Buyer as Schedules 2.5(a) and Schedule 2.5(b) are hereinafter referred to as the "Financial Statements"). Except as set forth in Schedule 2.5(c), the Financial Statements (i) are complete and correct in all material respects, (ii) have been based upon the information contained in the books and records of the Australian Company or the Japanese Company, as the case may be, (iii) fairly present the financial condition and results of operations of the applicable company as of and for the period referred to therein, and (iv) have been prepared in accordance with generally accepted accounting principles ("GAAP") for the period indicated.

         Section 2.6 Absence of Certain Changes or Events.

         (a) Australian Companies. Except as set forth in Schedule 2.6(a), since June 30, 2002 there has not occurred:

            (i) Any material adverse change, or development which could result in a material adverse change, in the business, operations, assets, financial condition or results of operations of any of the Australian Companies;

            (ii) Any damage, destruction, or other casualty loss to any property of any of the Australian Companies whether covered by insurance or not which in the aggregate exceeds AUD200,000, or any strike, work stoppage or slow-down or other labor dispute;

            (iii) Any issuance of any ordinary shares, preferences shares or other securities of any of the Australian Companies;

            (iv) Any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of any of the Australian Companies, any redemptions of any shares of any of the Australian Companies, or the issuance of any additional shares of, or options or rights to purchase any shares of any of the Australian Companies;

            (v) Any creation of a mortgage, pledge, lien, or other encumbrance or security interest affecting any of the assets of any of the Australian Companies;

            (vi) Any sale, assignment, transfer, or other disposition of any tangible or intangible asset of any of the Australian Companies having a fair market value or net book value of more than AUD80,000 per asset or AUD200,000 in the aggregate;

            (vii) Any amendment, termination, or waiver of any debt, claim or statutory, contractual or property right of substantial value (which, if quantifiable, shall mean a value in excess of AUD80,000) belonging to or held by any of the Australian Companies;

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            (viii) Except for regular increases in accordance with past practices and in the ordinary course of business, any increase in the remuneration payable or to become payable by any of the Australian Companies to any of their officers, directors, employees, agents or consultants;

            (ix) Any change in accounting methods or practices or any revaluations of any of the assets or liabilities of any of the Australian Companies;

            (x) Any discharge or satisfaction of any liens or encumbrances or any payment of any obligations or liabilities (absolute or contingent) of any of the Australian Companies in excess of AUD80,000, other than obligations or liabilities paid in the ordinary course of business;

            (xi) Any creation of any indebtedness, obligation or liability (including any guarantee, contractual indemnification or undertaking to answer for the debts or defaults of another) of any of the Australian Companies in excess of AUD80,000 except for those arising out of the ordinary course of business;

            (xii) Any extension of credit on account to or acceptance of a note receivable by any of the Australian Companies other than in the ordinary course of business; or any extension of credit to or acceptance of a note from any person or any entity who or which has another account or note with any of the Australian Companies which is 60 days or more past due, except for those arising out of the ordinary course of business or except as agreed upon in writing by the Buyer;

            (xiii) Any transaction with or payment to the directors, officers or employees of any of the Australian Companies, except (i) bona fide service transactions negotiated on an arm's length basis in the ordinary course of business or (ii) transactions in the ordinary course of business; or

            (xiv) Any change in any retirement or pension plan for the benefit of any officer, director, employee or consultant of any of the Australian Companies.

         (b) Japanese Companies. Except as set forth in Schedule 2.6(b), since March 31, 2002 there has not occurred:

            (i) Any material adverse change, or development which could result in a material adverse change, in the business, operations, assets, financial condition or results of operations of any of the Japanese Companies;

            (ii) Any damage, destruction, or other casualty loss to any property of any of the Japanese Companies whether covered by insurance or not which in the aggregate exceeds AUD50,000, or any strike, work stoppage or slow-down or other labor dispute;

            (iii) Any issuance of any ordinary shares, preferences shares or other securities of any of the Japanese Companies;

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            (iv) Any declaration, setting aside or payment of any dividend or other distribution with respect to any stock of any of the Japanese Companies, any redemptions of any stock of any of the Japanese Companies, or the issuance of any additional shares of, or options or rights to purchase any stock of any of the Japanese Companies;

            (v) Any creation of a mortgage, pledge, lien, or other encumbrance or security interest affecting any of the assets of any of the Japanese Companies;

            (vi) Any sale, assignment, transfer, or other disposition of any tangible or intangible asset of any of the Japanese Companies having a fair market value or net book value of more than AUD20,000 per asset or AUD50,000 in the aggregate;

            (vii) Any amendment, termination, or waiver of any debt, claim or statutory, contractual or property right of substantial value (which, if quantifiable, shall mean a value in excess of AUD20,000) belonging to or held by any of the Japanese Companies;

            (viii) Except for regular increases in accordance with past practices and in the ordinary course of business, any increase in the remuneration payable or to become payable by any of the Japanese Companies to any of their officers, directors, employees, agents or consultants;

            (ix) Any change in accounting methods or practices or any revaluations of any of the assets or liabilities of any of the Japanese Companies;

            (x) Any discharge or satisfaction of any liens or encumbrances or any payment of any obligations or liabilities (absolute or contingent) of any of the Japanese Companies in excess of AUD20,000, other than obligations or liabilities paid in the ordinary course of business;

            (xi) Any creation of any indebtedness, obligation or liability (including any guarantee, contractual indemnification or undertaking to answer for the debts or defaults of another) of any of the Japanese Companies in excess of AUD20,000 except for those arising out of the ordinary course of business;

            (xii) Any extension of credit on account to or acceptance of a note receivable by any of the Japanese Companies other than in the ordinary course of business; or any extension of credit to or acceptance of a note from any person or any entity who or which has another account or note with any of the Japanese Companies which is 60 days or more past due, except for those arising out of the ordinary course of business or except as agreed upon in writing by the Buyer;

            (xiii) Any transaction with or payment to the directors, officers or employees of any of the Japanese Companies, except (i) bona fide service transactions negotiated on an arm's length basis in the ordinary course of business or (ii) transactions in the ordinary course of business; or

            (xiv) Any change in any retirement or pension plan for the benefit of any officer, director, employee or consultant of any of the Japanese Companies.

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         Section 2.7 Absence of Undisclosed Liabilities or Commitments. As of
the date hereof, to the best knowledge of each of the Responsible Persons, none of the Acquired Companies has any material debts, liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent, or otherwise, not shown and adequately provided for in the Financial Statements.

         Section 2.8 Title to Property.

         (a) Each of the Acquired Companies has good and marketable title to all of its property and assets (including its inventory), free from mortgages, pledges, liens, encumbrances or any other charges of any kind except as listed in Schedule 2.8(a).

         (b) Except as set forth on Schedule 2.8(b), none of the Acquired Companies owns any real property.

         (c) The Responsible Persons have furnished to Buyer a list of all of the personal property owned by each of the Acquired Companies.

         (d) Schedule 2.8(d) lists all leases or agreements under which any of the Acquired Companies is a lessee of, or holds or operates any property, real or personal, owned by any other party and all leases or agreements under which it is lessor of, or permits any third party to hold or operate any property, real or personal. Each lease listed in Schedule 2.8(d) is in full force and effect, and the Company which is a party to such lease holds a valid and existing leasehold interest under such lease for the term set forth in Schedule 2.8(d). Schedule 2.8(d) also provides the monthly lease rate of each such lease. The Responsible Persons have delivered to Buyer complete and accurate copies of each of the leases set out in Schedule 2.8(d), and none of the leases have been modified in any material respect. Neither of the Acquired Companies is in default in any material respect, and no circumstances exist which could result in such default, under any of such leases.

         (e) All documents which are necessary to establish the title of each of the Acquired Companies to its assets are in its possession or under its control, and all have been duly stamped.

         Section 2.9 Banking Facilities. Schedule 2.9 contains a true and complete list of:

         (a) Each bank, savings and loan or similar financial institution in which any of the Acquired Companies has an account or safety deposit box and the numbers of the accounts or safety deposit boxes maintained by any of the Acquired Companies thereat; and

         (b) The names of all persons authorized to draw on each such account or to have access to any such safety deposit box facility, together with a description of the authority (and conditions thereof, if any) of any such person with respect thereto.

         Section 2.10 Pending or Threatened Proceedings. Except as set forth in
Schedule 2.10, there is no Proceeding pending with respect to which any of the Acquired Companies is a party (either as a plaintiff or defendant), and to the best knowledge of each of the Responsible Persons there is no Proceeding threatened against any of the Acquired Companies.

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         Section 2.11 Contracts and Commitments.

         (a) Schedule 2.11(a) contains a true and complete list of (i) all license agreements to which any of the Acquired Companies is a party, together with all material amendments thereto; and (ii) all other material contracts and documents of any of the Acquired Companies, together with all material amendments thereto.

         (b) Except as set forth in Schedule 2.11(b), none of the Acquired Companies is a party to any: (i) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a lien on any of the assets of any of the Acquired Companies other than as disclosed in
Schedule 2.8(a); (ii) guaranty of any obligation for borrowed money or otherwise, other than endorsements made for collection; (iii) contract which prohibits any of the Acquired Companies from freely engaging in business anywhere in the world; (iv) contract, agreement or understanding with any of its officers, directors or employees (other than for employment on customary terms) or any Participating Shareholder or any Responsible Person; or (v) other agreement material to the business of any of the Acquired Companies or other agreement not entered into in the ordinary course of business.

         (c) Buyer has been supplied with a true and correct copy of all agreements which are referred to in either Schedule 2.11(a) or Schedule 2.11(b), together with all material amendments, waivers or other changes thereto. None of the Acquired Companies is and, to the best knowledge of each of the Responsible Persons, no other party to any material agreement referred to in either Schedule 2.11(a) or Schedule 2.11(b) is, in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration of any obligation of any party thereto.

         Section 2.12 Intellectual Property.

         (a) In this Section 2.12, "Intellectual Property" means any and all intellectual property rights, whether registered or unregistered, including rights in or to or arising under copyright, inventions, patents, trademarks, trade names, brand names, designs, trade secrets, know how, confidential information, goodwill and reputation.

         (b) Schedule 2.12(b) sets forth an accurate and complete description of all trademarks, service marks, trade names, brands and copyrights of each of the Acquired Companies which are registered or issued or for which registration or issuance is pending with any governmental entity specifying as to each such item, as applicable, the jurisdiction(s) by or in which such trademark, service mark or copyright has been issued or registered or in which an application for such issuance or registration has been filed or proposed, including the registration or application number. No Acquired Company has any patents.

         (c) To the best knowledge of each of the Responsible Persons, each of the registrations and applications set out in Schedule 2.12(b) is valid and current as of the date of this Agreement.

         (d) Each of the Acquired Companies owns full right title and interest in and to its Intellectual Property listed in Schedule 2.12(b), free and clear of all mortgages, liens, pledges,

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charges or encumbrances of any kind or character or claims thereto, except as set forth in Schedule 2.12(d). To the best knowledge of each of the Responsible Persons, there has been no unauthorized use, infringement or misappropriation of any Intellectual Property of any of the Acquired Companies, except to the extent disclosed in Schedule 2.12(d).

         (e) Except to the extent disclosed in Schedule 2.12(e), to the best knowledge of each of the Responsible Persons, the operations of each of the Acquired Companies, the use or exercise by it of its Intellectual Property, trademarks, trade names, brand names, applications, licenses and advertising or other literature, have not and do not infringe upon any proprietary right or Intellectual Property of a third party, and no claims have been made or proceedings issued by any third party against the Acquired Companies concerning the validity of the Intellectual Property listed in Schedule 2.12(b).

         Section 2.13 All Consents, Permits, Waivers and Approvals Have Been Obtained.

         (a) Except as set forth in Schedule 2.13, the execution, delivery and performance of this Agreement and the sale of Shares to Buyer hereunder do not require the consent, license, permit, waiver, approval, authorization or other action of, by or with respect to any nongovernmental or governmental person or entity.

         (b) No Participating Shareholder is, in relation to the Shares, and no Acquired Company is a party to any contract, agreement, arrangement or understanding which is in breach of any applicable trade practices legislation nor does any Participating Shareholder (in relation to the Shares) or any Acquired Company engage in any conduct or practice which is in breach of that legislation.

         (c) Each of the Acquired Companies holds and has fully paid all fees for all licenses, permits or authorizations required or desirable for the conduct of all aspects of its business, except where the failure to so hold or pay such fees would not have a material adverse effect on the operations or financial condition of such Acquired Company.

         (d) To the best knowledge of each of the Responsible Persons, all of the licenses, permits and authorizations referred to in Section 2.13(c) have been fully complied with and are in full force.

         (e) To the best knowledge of each of the Responsible Persons, there are no facts or circumstances involving any of the Acquired Companies or their respective affairs which are likely to result in the revocation of or variation in any material respect of any material license, permit or authorization held by any of them.

         (f) No material license, permit or authorization held by any of the Acquired Companies would be adversely affected by, or liable to be terminated, revoked or varied in any material respect by reason of, a change in the ownership of it.

         Section 2.14 Taxes.

         A. Solely for purposes of paragraphs (i), (j), (m), (o), (p), (cc),
(ee) and (ff) of this Section 2.14, the term "Acquired Companies" shall not include the Japanese Company.

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         B. Except as disclosed in Schedule 2.14:

         (a) Within the times and in the manner prescribed by law, each of the Acquired Companies has paid, and filed all tax returns with respect to, all taxes, including, without limitation, all income, corporate, local, payroll, social security, pension and sales taxes, required to be paid to, and/or filed with respect to, any governing body having jurisdiction to levy taxes upon them, such as Japan, Australia, the United States of America, any other country, and any provinces, states and local authority of the foregoing.

         (b) All tax returns and information filed by each of the Acquired Companies for all periods constitute complete and accurate representations of its tax liabilities for such periods and accurately set forth all items (to the extent required to be included or reflected in such returns) relevant to its future tax liabilities, including cost, cost base or value of or expenditure on its properties and assets.

         (c) None of the Acquired Companies has been the subject of any waiver or extension of any applicable statute of limitations relating to the assessment of taxes.

         (d) No amended tax assessments have been made (and in the case of taxes payable without an original assessment, no original assessment has been made) against any of the Acquired Companies, nor are any audits or examinations of the tax affairs of any of the Acquired Companies currently in progress nor, to the best knowledge of each of the Responsible Persons, is any such audits or examination threatened.

         (e) Intentionally omitted.

         (f) Except for this Agreement and documents or transactions contemplated by this Agreement, all taxes payable have been duly paid and every document or transaction to which any of the Acquired Companies is or has been a party, or by which any of the Acquired Companies derives, has derived or will derive a substantial benefit has been duly stamped.

         (g) All notices required to be given, or elections required to be made, in support of any tax position adopted or relied upon by each of the Acquired Companies has been duly given or made and (if so required) duly lodged, and all information required to be given or to be retained under any relevant tax legislation has been given or is currently held (as the case may be) by such Acquired Company including any written elections required to be lodged or held (as the case may be) to support positions referred to in this Section 2.14(g).

         (h) There are no outstanding disputes or questions or demands between any tax authority (whether in Japan, Australia, any State of Australia or elsewhere) and any of the Acquired Companies.

         (i) Each of the Acquired Companies has complied with the provisions of
Part IIIAA of the Income Tax Assessment Act 1936 and Part 3-6 of the Income Tax Assessment Act 1997 and has maintained records of franking debits and franking credits which are sufficient for the purposes of that legislation.

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         (j) All accumulated losses and capital losses disclosed in the books of account and tax records of each of the Acquired Companies are (subject only to satisfying the requirements of subdivision 165E of the Income Tax Assessment Act 1997 in respect of the changes in ownership summarized under this Agreement), allowable to such Acquired Company as deductions or "net capital losses" as the case may be.

         (k) Intentionally Omitted.

         (l) No dividend has been paid by any of the Acquired Companies in respect of which the "required franking amount" has exceeded the "franked amount" of the dividend, or which has been franked in excess of the required franking amount so as to result in an Acquired Company being liable, or potentially liable, to pay "franking deficit tax". All franking credits (if applicable) of such Acquired Company as shown in its accounts are fully available for use by them.

         (m) No Acquired Company has:

            (i) made a "frankable distribution" in breach of the "benchmark rule" giving rise to the consequences in Section 203-50 of the Income Tax Assessment Act 1997;

            (ii) been subject to a "franking debit" under Sections 204-15 or 204-25 of the Income Tax Assessment Act 1997;

            (iii) been subject to a determination made by the Commissioner under
Section 204-30(3) of the Income Tax Assessment Act 1997;

            (iv) notified the Commissioner in accordance with Section 204-75 of the Income Tax Assessment Act 1997; or

            (v) been liable to pay franking deficit tax imposed by the New Business Tax System (Franking Deficit Tax) Act 2002 in accordance with Section 205-45 of the Income Tax Assessment Act 1997.

         (n) At Closing, no Acquired Company will have a "franking deficit" nor, if an Acquired Company were to have received immediately prior to Closing the amount of any refund of tax which the Acquired Company expects to receive after Closing (as shown in the Financial Statements) in respect of any period up to Closing, would such refund result in the Acquired Company having a franking deficit as at Closing.

         (o) None of the share capital accounts of either the Australian Company nor QSJ Holdings is "tainted" within the meaning of section 160ARDM of the Income Tax Assessment Act 1936.

         (p) No Acquired Company has acted otherwise, in relation to any transaction, than in accordance with applicable advance opinions, private binding rulings or public rulings issued by the Australian Commissioner of Taxation.

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         (q) Each of the Acquired Companies has deducted or withheld all of the tax required to be deducted or withheld from any payments made by it including (but not limited to) interest, royalties, remuneration payable to employees or contractors or payment to a non-resident, and where necessary each of the Acquired Companies has paid over to the relevant authority all such tax deducted, withheld or collected in accordance with all relevant requirements.

         (r) None of the Australian Companies nor QSJ Holdings has any branch or permanent establishment (as defined in any relevant Double Taxation Agreement with the country of its incorporation) and is not registered to carry on business outside its jurisdiction of incorporation.

         (s) There is no contract agreement or arrangement requiring any of the Australian Companies or QSJ Holdings to make taxable supplies having a value for GST (as defined in Section 7.1) purposes of more than AUD10,000 in total which does not contain a provision enabling any of the Australian Companies or QSJ Holdings as supplier to recover from the other party to the contract agreement or arrangement the amount of any goods and services tax payable in respect of that supply under that contract agreement or arrangement.

         (t) All of the Australian Companies and QSJ Holdings:

            (i) are registered for GST under the GST law;

            (ii) have complied in all respects with the GST law; and

            (iii) are not in default of any obligation to make any payment or return (including without limitation any business activity statement) or notification under the GST law.

         (u) None of the Australian Companies nor QSJ Holdings has engaged in any avoidance scheme for the purposes of Section 165-5 of A New Tax System (Goods and Services Tax) Act 1999 (Cth).

         (v) None of the Australian Companies nor QSJ Holdings has entered into any contract, agreement, arrangement or understanding which will make any of them exceed the financial acquisitions threshold.

         (w) All the Australian Companies and QSJ Holdings have provided all necessary information to ensure that any payment by an insurer under an insurance policy in which any of them have an interest is not treated as consideration for a supply.

         (x) None of the Australian Companies nor QSJ Holdings have been paid any amount on account of, or in respect of, GST by any entity which they were not contractually entitled to be paid.

         (y) Unless otherwise defined in this Agreement, words or expressions used in Sections 2.14(t) to 2.14(x) have the same meaning as defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth).

         (z) Each Acquired Company has complied with all obligations imposed on the Acquired Company by any tax law.

         (aa) After June 30, 2002 or March 31, 2002, as applicable, the only tax liabilities of each Acquired Company that has arisen or may arise on or before the Closing Date are, or will be, liabilities arising out of the normal business and trading activities of such Acquired Company.

         (bb) Each Acquired Company has not entered into or been a party to any transaction which contravenes the anti-avoidance or transfer pricing provisions of any tax law.

         (cc) No asset of an Acquired Company has been the subject of:

            (i) a claim for rollover relief under Part IIIA of the Income Tax Assessment Act 1936 or Subdivision 126-B of the Income Tax Assessment Act 1997 in circumstances where there might be an application of either Section 160ZZOA of the Income Tax Assessment Act 1946 or Subdivision 104-J of the Income Tax Assessment Act 1997; or

            (ii) the operation of Division 20 of Part IIIA of the Income Tax Assessment Act 1936 or Division 149 of the Income Tax Assessment Act 1997.

         (dd) No event has occurred which has prevented or could prevent an Acquired Company obtaining the benefit of any future income tax benefit provided for in the Financial Statements.

         (ee) No debt owed by an Acquired Company has been, or has been agreed to be, released, waived, forgiven or otherwise extinguished by any person which would attract the operation of Division 245 of Schedule 2C of the Income Tax Assessment Act 1936.

         (ff) No Acquired Company is a member of a consolidated group under the Income Tax Assessment Act 1997.

         Section 2.15 Labor Contracts and Employment Warranty Undertakings.

         (a) Schedule 2.15 identifies (i) each collective bargaining agreement and other labor agreement to which any of the Acquired Companies is a party or by which it is bound; (ii) each employee of the Acquired Companies and his or her annual salary (if greater than AUD100,000), length of employment contract, start date and amount of severance (if greater than AUD75,000), and the total amount of severance for all employees of each Acquired Company; (iii) each employment, services, independent contractor, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, health, welfare, commissions, or incentive plan or contract to which any of the Acquired Companies is a party, or by which it is or may be bound; and (iv) each plan and agreement under which, in addition to salary and wages, employment related benefits (including, but not limited to, vacation plans or programs, sick leave plans or programs, dental or medical plans or programs, insurance and hospitalization) are afforded to employees of any of the Acquired Companies. All of these contracts, agreements and arrangements are in full force and effect. None of the Acquired Companies is and, to the best knowledge of the Responsible Persons, no other party to any such agreement, plan, program or contract is, in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration of any obligation of any party thereto. Each of the Acquired Companies has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining, insurance, health and safety, leave and the payment and withholding of taxes and other sums as required by appropriate governmental authorities.

         (b) Except as set forth in Schedule 2.15:

            (i) No individual or collective employee complaint or claim, unfair labor practice complaint is pending or threatened against any of the Acquired Companies (of any kind), no labor strike or other labor trouble affecting any of the Acquired Companies is pending, and no labor related grievance is pending against any of the Acquired Companies.

            (ii) No labor union organization or representation question is pending respecting the employees of any of the Acquired Companies, no such question has been raised within the three year period prior to the date of this Agreement, and each of the Acquired Companies is in compliance with its obligations in respect of worker representation.

         Section 2.16 Assets and Inventory.

         (a) The assets and properties owned, operated or leased by each of the Acquired Companies and used in its businesses are, in the aggregate, in a good state of repair and operating condition (other than ordinary wear and tear), and are fit for their intended purposes.

         (b) Except as set forth in Schedule 2.16:

            (i) The inventory of each of the Acquired Companies is, in the aggregate, in good and marketable condition and saleable in the ordinary course of business consistent with past practices;

            (ii) None of the Responsible Persons has any reason to believe that any material amount of the inventory of any of the Acquired Companies will not be saleable subsequent to the date hereof in the ordinary course of business in accordance with past practices; and

            (iii) The quantities of all lines of inventory of each of the Acquired Companies are reasonable and appropriate in the present circumstances of its business.

         Section 2.17 Accounts Receivable.

         (a) Australian Companies. Except as disclosed on Schedule 2.17, all accounts receivable of each of the Australian Companies reflected on the most recent balance sheet of the Australian Company contained in the Financial Statements, and as incurred in the normal course of business since June 30, 2002, (i) represent arm's length sales actually made in the ordinary course of business; (ii) are collectible (net of the reserve shown on such balance sheet for doubtful accounts) in the ordinary course of business; (iii) are subject to no counterclaim or setoff; and (iv) are not in dispute.

         (b) Japanese Companies. Except as disclosed on Schedule 2.17, all accounts receivable of each of the Japanese Companies reflected on the most recent balance sheet of the Japanese Company contained in the Financial Statements, and as incurred in the normal course of business since March 31, 2002, (i) represent arm's length sales actually made in the ordinary course of business; (ii) are collectible (net of the reserve shown on such balance sheet for doubtful accounts) in the ordinary course of business; (iii) are subject to no counterclaim or setoff; and (iv) are not in dispute.

         Section 2.18 Insurance. Schedule 2.18 attached hereto lists each insurance policy maintained by each of the Acquired Companies with respect to its properties, assets or business operations. All of such insurance policies are in full force and effect, are adequate for the needs of such Acquired Company, and none of the Acquired Companies is in material default with respect to its obligations under any of such insurance policies.

         Section 2.19 Compliance with Applicable Laws. To the best knowledge of each of the Responsible Persons, the conduct of business by the Acquired Companies does not violate any Legal Requirement, Order, permit or other similar items, nor has any of the Acquired Companies received any notice of any such violation and no Responsible Person has any reason to believe any such violations have occurred.

         Section 2.20 Agreement Not a Breach of Other Instruments. Except as set forth in Schedule 2.20, the execution, delivery and performance of this Agreement and the sale of the Shares hereunder do not conflict with or cause a breach of any of the terms, provisions or conditions of the charter documents or the constitution (as the case may be) of any of the Acquired Companies or, to the best knowledge of each Responsible Person, any statute, regulation or court or administrative order or process, or any agreement or instrument to or by which any of the Acquired Companies is a party or is bound.

         Section 2.21 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Responsible Persons or the Acquired Companies.

         Section 2.22 Interested Transactions. Except as set forth in Schedule 2.22(a), no Principal Shareholder nor any Related Person of a Principal Shareholder has any financial interest in any firm, corporation, association or business enterprise which competes with, is a licensee, supplier or customer of, or is engaged in any business of the kind being conducted by any of the Acquired Companies or any of the Subsidiaries. Except as stated on Schedule 2.22(b), no Principal Shareholder (nor any Related Person of a Principal Shareholder) has any financial interest in any contract with, commitment or obligation of or to, or claim against any of the Acquired Companies or any Subsidiary. Except as set forth on Schedule 2.22(c), none of the Acquired Companies nor any Subsidiary has any loans, advances or guarantees outstanding to or from any Principal Shareholder or any Related Person of a Principal Shareholder or to any director, officer or employee.

      Section 2.23 Environmental Matters.

            (a) Unless otherwise defined in this Agreement, capitalized terms used in this Section 2.23 shall be defined as set forth on Schedule 2.23.

            (b) To the best knowledge of each of the Responsible Persons, each Acquired Company has complied with all Environmental Laws relating to the property listed on Schedule 2.8(b) and Schedule 2.8(d) (the "Property").

            (c) No process, operation or activity involving Pollutants, Contaminants or Waste (or the storage or disposal of any of them):

                  (i) Is conducted on the Property; or

                  (ii) To the best knowledge of each Responsible Person, has ever been conducted on the Property.

            (d) All equipment for the control, reduction or improvement of Pollution which any Environmental Law requires any person to have or use in connection with the conduct of the Acquired Company's business is located on the Property.

            (e) The Property is not Contaminated.

            (f) The Property is not, and to the best knowledge of each of the Responsible Persons has never been, a source of Pollution.

            (g) No Acquired Company has received any Environmental Notice in relation to the Property.

      Section 2.24 Superannuation.

            (a) Each Fund is listed in Schedule 2.24(a).

            (b) Except as Disclosed in Schedule 2.24(b):

                        (i) Except for its commitment to contribute to the Funds, an Acquired Company does not contribute to, or have any obligation, liability or duty to make any payment to any person in respect of any Superannuation Arrangements.

                        (ii) Each Acquired Company has complied with all of its obligations, duties and liabilities under all of its Superannuation Arrangements and (without limitation) under the governing rules of the Funds, including making all contributions to the Funds required to be made under their respective rules.

                        (iii) No Acquired Company (other than the Japanese Company), nor a Related Person of an Acquired Company, acts as a trustee or administrator of a Fund.

                        (iv) None of the Funds with respect to the Australian Companies or QSJ Holdings is a defined benefit fund, as defined in the Superannuation Industry (Supervision) Act 1993, and no Japanese Company Fund is a similar defined benefit fund or plan.

                        (v) The transfer of the Shares or the AUSCO Shares to the Buyer will not cause an increase in the obligations of any Acquired Company to make contributions to a Fund or an increase in any benefits payable from a Fund.

                        (vi) Each Japanese Company Fund is fully funded.

                        (vii) From the date of their establishment, each Japanese Company Fund has satisfied all relevant Legal Requirements governing superannuation funds.

                        (viii) The Japanese Company is the only employer admitted as an employer sponsor for the purposes of each Japanese Company Fund.

      Section 2.25 Disclosure. To the best knowledge of each of the Responsible Persons, the information relating to and concerning any of the Acquired Companies contained in this Agreement, any Schedule hereto or in any other certificate, instrument or other document provided to Buyer by any of the Acquired Companies in connection with this Agreement (including each representation and warranty contained herein or therein) is true, correct and complete and contains no untrue statement of material fact or omits or will omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

      Section 2.26 Limitation.

            (a) Buyer and Parent acknowledge and agree that neither Alan Green nor Echo Beach Pty Ltd nor Dovali Pty Ltd is making any representation or warranty with respect to the Japanese Company.

            (b) Notwithstanding paragraph (a) of this Section 2.26, Alan Green states that there is no fact, matter or thing known to him that is not consistent with the representations and warranties in respect of the Japanese Company.

            (c) Buyer and Parent acknowledge and agree that neither John Law nor Heenalu Pty Ltd nor Alimac Pty Ltd is making any representation of warranty with respect to the Japanese Company.

            (d) Notwithstanding section (c) of this Section 2.26, John Law states that there is no fact, matter of thing known to him that is not consistent with the representations and warranties in respect of the Japanese Company.

            (e) Buyer and Parent acknowledge and agree that neither Yasuo Tokita nor any Yasuo Entity is making any representation or warranty with respect to the Australian Companies.

            (f) Notwithstanding paragraph (e) of this Section 2.26, Yasuo Tokita states that there is no fact, matter or thing known to him that is not consistent with the representations and warranties in respect of the Australian Companies.

                                  ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF THE PARTICIPATING SHAREHOLDERS

      Section 3.1 Participating Shareholders. Each Participating Shareholder represents and warrants to Parent and Buyer as follows:

            (a) Title to Shares. Such Participating Shareholder is the owner of the number of Shares indicated on Exhibit A attached hereto across from such Participating Shareholder's name. No other person or entity has any right, title, or interest, beneficially or as registered holder, in or to the Shares owned by such Participating Shareholder, other than beneficiaries of a trust of which a Participating Shareholder is a trustee, and such Shares are free and clear of any claims, liens, encumbrances, security agreements, equities, options, charges, or restrictions, and can be delivered and surrendered to Buyer pursuant hereto without obtaining the consent or approval of any other person or governmental authority. Upon the transfer and delivery of such Shares to Buyer in accordance with this Agreement and payment therefor, Buyer will become the owner and holder of all of such Shares free and clear of all liens, encumbrances, pledges, claims, charges and restrictions on transfer.

            (b) Authority. This Agreement constitutes the legal, valid, and binding obligation of such Participating Shareholder enforceable in accordance with its terms. The consummation of the transactions contemplated by this Agreement and fulfillment of the terms hereof will not breach any of the terms and provisions of, or constitute a default by such Participating Shareholder under, any agreement or instrument to which such Participating Shareholder is a party or by which such Participating Shareholder is bound, or any statute, ruling, decree, judgment, order or regulation of any governmental authority having jurisdiction over such Participating Shareholder or such Participating Shareholder's property; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Participating Shareholder of the transactions on such Participating Shareholder's part contemplated hereby.

            (c) Sophistication. Such Participating Shareholder (or the individual making the investment decision for such Participating Shareholder) has such knowledge and experience in financial and business matters that such Participating Shareholder (or such individual) is capable of evaluating the risks and merits of a purchase of the Parent Shares and to protect such Participating Shareholder's own interests in connection with an investment in the Parent Shares.

            (d) Restricted Securities. Such Participating Shareholder understands that the Parent Shares issued under this Agreement (i) will be issued by Parent without registration under the Securities Act of 1933, as amended (the "Securities Act"), and without qualification and/or registration under any other applicable securities laws pursuant to exemptions from registration and/or qualification contained in the Securities Act and other applicable securities laws, and (ii) shall constitute "restricted securities" as defined under Rule 144 of the Securities Act. Such

Participating Shareholder understands that the foregoing exemptions depend upon, among other things, the bona fide nature of such Participating Shareholder's investment intent as expressed herein. None of the Parent Shares nor any interest therein will be sold, transferred, or otherwise disposed of by such Participating Shareholder without registration and/or qualification under the Securities Act and other applicable securities laws unless the sale or other disposition is made in compliance with exemptions from such registration and qualification requirements with respect to such resale or disposition and, upon the request of Parent, such Participating Shareholder, prior to consummation of any such resale or disposition, provides Parent an opinion of counsel satisfactory to Parent to the effect that the contemplated transfer may be made without violating the Securities Act or other applicable securities laws.

            (e) Investment Intent. Such Participating Shareholder is acquiring the Parent Shares for investment purposes only, for such Participating Shareholder's own account and not with a view to or for sale in connection with any distribution of the Parent Shares to others within the meaning of the Securities Act.

            (f) Residence. Such Participating Shareholder's principal residence is shown below such Participating Shareholder's signature on the signature page to this Agreement.

            (g) Legends. Such Participating Shareholder acknowledges that the certificates representing any of the Parent Shares to be issued to such Participating Shareholder will contain legends which prohibit an offer to transfer or a transfer of all or any portion of the Parent Shares unless the Parent Shares are registered under the Securities Act or unless an exemption from registration is available with respect to such resale or disposition.

      Section 3.2 Representations of UMTT and UMTT Unit Holders. UMTT and the UMTT Unit Holders represent and warrant to Buyer that the persons listed in
Schedule 5.10 are the only unit holders in UMTT and at Closing the persons listed in Schedule 5.10 will be the sole holders of shares, and any securities convertible into shares, of AUSCO.

      Section 3.3 Additional Representations and Warranties of Green and Law. Alan L. Green hereby represents and warrants to Buyer that the representations and warranties of each of Dovali Pty Ltd, ACN 003 858 295, and Echo Beach Pty Ltd, ACN 006 159 726, under Sections 3.1 and 3.2 are true and correct. John A. Law hereby represents and warrants to Buyer that the representations and warranties of each of Alimoc Pty Ltd, ACN 005 793 466, and Heenalu Pty Ltd. under Sections 3.1 and 3.2 are true and correct. Yasuo Tokita hereby represents and warrants to Buyer that the representations and warranties of the Yasuo Entity under Section 3.1 are true and correct.

                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

                  Except as set forth in the attached Schedule (which lists exceptions to the following representations and warranties and also contains matters required to be disclosed pursuant to this Article IV, each of which corresponds to the numbered sections contained in this

Article IV), Parent and Buyer jointly and severally represent and warrant to the Participating Shareholders as follows:

      Section 4.1 Organization; Qualification. Each of Parent and Buyer (a) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation; (b) has the corporate power and authority to carry on its business as now conducted; (c) has delivered to the Company complete and correct copies of its charter documents as currently in effect; and
(d) is qualified to do business in each jurisdiction in which the property owned, leased or operated by it or the business conducted by it makes such qualification necessary. Parent owns all of the issued shares of Buyer.

      Section 4.2 Authority. Each of Parent and Buyer has full corporate power and authority to execute and deliver this Agreement, and to perform its obligations under, and to consummate the transactions contemplated by, this Agreement, and all corporate action of it necessary for such execution, delivery and performance has been duly and validly taken as required by law or under its charter documents. This Agreement constitutes the legal, valid and binding obligation of Parent and Buyer enforceable in accordance with its terms against them. The execution and delivery of this Agreement by Parent and Buyer do not, and the performance and consummation by them of the transactions contemplated by this Agreement, will not (a) conflict with, constitute or result in a breach or violation of, or default under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, agreement, contract or other instrument or obligation to which they are a party or by which any of their respective assets or properties are bound; (b) violate any judgment, order, injunction, decree, statute, rule, or regulation applicable to them or any of their respective assets or properties; (c) contravene, violate or be impermissible under their charter documents; or (d) permit any party to terminate any lease, contract, agreement or other instrument to which they are a party or to accelerate the maturity of any of their indebtedness.

      Section 4.3 No Consents. Except as contemplated by this Agreement, neither the execution of this Agreement by Parent and Buyer, nor the consummation of the transactions contemplated hereby, require the consent or approval of, or declaration, filing or registration with, any governmental authority.

      Section 4.4 No Broker or Finder. Neither Parent nor Buyer has had discussions with, negotiated with, been represented by or employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees to any individual or entity in connection with this Agreement or any of the transactions contemplated hereby.

                                   ARTICLE V

    COVENANTS OF COMPANY AND THE PRINCIPAL SHAREHOLDERS PRIOR TO CLOSING DATE

      Section 5.1 Access and Investigation. Between the date of this Agreement and the Closing Date, the Subject Companies and the Principal Shareholders will, and will cause each Acquired Company and its Representatives to, (a) afford Buyer, Parent and their Representatives (collectively, the "Buyer Group") full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Buyer Group with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnish the Buyer Group with such additional financial, operating, and other data and information as Buyer may reasonably request.

      Section 5.2 Operation of the Businesses of the Acquired Companies. Between the date of this Agreement and the Closing Date, each Subject Company and the Principal Shareholders will, and will cause each Acquired Company to:

            (a) conduct the business of such Acquired Company only in the ordinary course of business;

            (b) use their Best Efforts to preserve intact the current business organization of such Acquired Company, keep available the services of the current officers, employees, and agents of such Acquired Company, and maintain the relations and goodwill with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such Acquired Company;

            (c) confer with Buyer concerning operational and technical matters of a material nature; and

            (d) otherwise report periodically to Buyer concerning the status of the business, operations, and finances of such Acquired Company.

      Section 5.3 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, each Subject Company and the Principal Shareholders will not, and will cause each Acquired Company not to, without the prior consent of Buyer, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 2.6 is likely to occur.

      Section 5.4 Required Approvals. As promptly as practicable after the date of this Agreement, each Subject Company and the Principal Shareholders will, and will cause each Acquired Company to, make all filings required by Legal Requirements to be made by them in order to consummate the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Principal Shareholders will, and will cause each Acquired Company to, (a) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Legal Requirements to make in connection with the transactions contemplated hereby, and (b) cooperate with Buyer in obtaining all consents identified in Section 4.3 of the Buyer's Schedule.

      Section 5.5 Notification. Between the date of this Agreement and the Closing Date, each Subject Company and each Principal Shareholder will promptly notify Buyer in writing if such Principal Shareholder or any Acquired Company becomes aware of any fact or condition that causes or constitutes a Breach of any of the Subject Company's or such Principal Shareholder's representations and warranties as of the date of this Agreement, or if such Principal Shareholder or any Acquired Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this

Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Sellers' Schedule if the Sellers' Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Subject Companies and the Participating Shareholder will promptly deliver to Buyer a supplement to the Sellers' Schedule specifying such change. During the same period, each Subject Company and each Participating Shareholder will promptly notify Buyer of the occurrence of any Breach of any covenant of any Subject Company or any Participating Shareholder in this Article V or of the occurrence of any event that may make the satisfaction of the conditions in Article VIII impossible or unlikely.

      Section 5.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, the Subject Companies and the Principal Shareholders will cause all indebtedness owed to an Acquired Company by any Participating Shareholder or any Related Person of any Participating Shareholder to be paid in full prior to Closing.

      Section 5.7 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Article X, the Subject Companies and the Principal Shareholders will not, and will cause each Acquired Company and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business) of any Acquired Company, or any of the capital stock of any Acquired Company, or any merger, consolidation, business combination, or similar transaction involving any Acquired Company.

      Section 5.8 Best Efforts. Between the date of this Agreement and the Closing Date, Sellers will use their Best Efforts to cause the conditions in Articles VIII and IX to be satisfied.

      Section 5.9 Sellers' Representative.

            (a) In order to administer efficiently the rights and obligations of the Participating Shareholders under this Agreement, the Participating Shareholders hereby designate and appoint Dennis Nettlefold as the representative of the Participating Shareholders (the "Sellers'
Representative"), to serve as the Participating Shareholders' agent and attorney-in-fact for the limited purposes set forth in Section 5.9(b) of this Agreement.

            (b) Each of the Participating Shareholders hereby appoints the Sellers' Representative as such Participating Shareholder's agent, proxy and attorney-in-fact, with full power of substitution, for all purposes set forth in this Agreement, including, without limitation, the full power and authority on such Participating Shareholder's behalf (i) to consummate the transactions contemplated by this Agreement, (ii) to disburse any funds received hereunder to the Participating Shareholders, (iii) to execute and deliver any certificates representing the Shares and execution of such further instruments of assignment as Buyer shall reasonably request, (iv) to execute and deliver on behalf of each Participating Shareholder any amendment or waiver under this Agreement, (v) to retain legal counsel and other professional services, at the expense of the Participating Shareholders, in connection with the performance by the Sellers'

Representative of this Agreement, and (vi) to do each and every act and exercise any and all rights which such Participating Shareholder or Participating Shareholders are permitted or required to do or exercise under this Agreement and the other agreements, documents and certificates executed in connection herewith. Each of the Participating Shareholders agrees that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of the Sellers' Representative and shall survive the death, bankruptcy or other incapacity of any Participating Shareholder; provided that such agency and proxy shall terminate if this Agreement is terminated pursuant to its terms.

            (c) Each of the Participating Shareholders hereby agrees that any amendment or waiver under this Agreement, and any action taken on behalf of the Participating Shareholders to enforce the rights of the Participating Shareholders under this Agreement shall be effective if approved in writing by the Sellers' Representative and the Principal Shareholders (including any Shares held by the Sellers' Representative), and that each and every action so taken shall be binding and conclusive on every Participating Shareholder, whether or not such Participating Shareholder had notice of, or approved, such amendment or waiver.

            (d) Upon signing of this Agreement, each Participating Shareholder shall deliver to the Sellers' Representative a certificate or certificates representing the Shares being sold by such Participating Shareholder under this Agreement, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank for delivery by the Sellers' Representative to Buyer at the Closing. Upon termination of this Agreement for any reason, such certificates shall be returned by the Sellers' Representative to the Participating Shareholders.

            (e) Dennis Nettlefold shall serve as the Sellers' Representative until he resigns or is otherwise unable or unwilling to serve. In the event that a Sellers' Representative resigns from such position or is otherwise unable or unwilling to serve, the Participating Shareholders shall select, by a unanimous vote thereof, a successor representative to fill such vacancy, shall provide prompt written notice to Buyer of such change, and such substituted representative shall then be deemed to be the Sellers' Representative for all purposes of this Agreement.

      Section 5.10 Formation of AUSCO. UMTT shall cause the incorporation of a Victorian corporation ("AUSCO") to hold the following assets of UMTT: its shares in the Japanese Company; its Class B preference shares in the Australian Company; and its Class B preference shares in QSJ Holdings (the "Principal UMTT Assets"). UMTT shall then transfer all of the Principal UMTT Assets to AUSCO for ordinary shares in AUSCO, and such shares shall be distributed to the unit holders of UMTT. As a result, the unit holders in UMTT will own all of the issued shares in AUSCO. At Closing, the shareholders in AUSCO shall be the persons listed on Schedule 5.10 with the number of shares held by each set forth across from their name on such schedule. UMTT and each UMTT Unit Holder hereby agrees to transfer its AUSCO Shares to Buyer as provided herein, and to make the representations and warranties under Article III with respect to their AUSCO Shares at Closing.

      Section 5.11 Japanese Company Approval. Yasuo Tokita shall cause the board of directors of the Japanese Company to approve the transfer of the Japanese Company Shares as contemplated hereby.

                                   ARTICLE VI

                    COVENANTS OF BUYER PRIOR TO CLOSING DATE

      Section 6.1 Approvals of Governmental Bodies. As promptly as practicable after the date of this Agreement, Parent and Buyer will make all filings required by Legal Requirements to be made by them to consummate the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, Buyer will (i) cooperate with the Subject Companies and Participating Shareholders with respect to all filings that the Subject Companies and Participating Shareholders are required by Legal Requirements to make in connection with the transactions contemplated hereby, and (ii) cooperate with the Subject Companies and Participating Shareholders in obtaining all consents identified in Section 5.2 of the Buyer's Schedule; provided that this Agreement will not require Parent or Buyer to dispose of or make any change in any portion of its business or to incur any other burden to obtain a Governmental Authorization.

      Section 6.2 Notification. Between the date of this Agreement and the Closing Date, Buyer will promptly notify the Subject Companies in writing if Parent or Buyer becomes aware of any fact or condition that causes or constitutes a Breach of any of their representations and warranties as of the date of this Agreement, or if Parent or Buyer becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Buyer's Schedule if the Buyer's Schedule were dated the date of the occurrence or discovery of any such fact or condition, Buyer will promptly deliver to the Company a supplement to the Buyer's Schedule specifying such change. During the same period, Buyer will promptly notify the Company of the occurrence of any Breach of any covenant of Buyer in this Article XI or of the occurrence of any event that may make the satisfaction of the conditions in Article IX impossible or unlikely.

      Section 6.3 Best Efforts. Except as set forth in the proviso to Section 6.1, between the date of this Agreement and the Closing Date, Buyer will use its Best Efforts to cause the conditions in Articles XIII and IX to be satisfied.

                                  ARTICLE VII

                       ADDITIONAL COVENANTS AND AGREEMENTS

      Section 7.1 Goods and Services Tax.

            (a) If a payment to satisfy a claim or a right to claim under or in connection with this Agreement (for example, for a breach of any warranty, or for indemnity or for reimbursement of any expense) gives rise to a liability to pay goods and services tax ("GST"), the payer must pay, and indemnify the payee against, the amount of that GST.

            (b) If a party has a claim under or in connection with this Agreement for a cost on which that party must bear GST, the claim is for the cost plus all GST payable by that party in respect of the claim or satisfaction thereof (except any GST in respect of which that party is entitled to an input tax credit).

            (c) If a party has a claim under or in connection with this Agreement whose amount depends on actual or estimated revenue or which is for a loss of revenue, revenue must be calculated without including any amount received or receivable on account of GST (whether that amount is separately calculated or included as part of a larger amount).

      Section 7.2 Directors' Meetings at Closing. At Closing, the Participating Shareholders shall procure that a duly convened meeting of the directors of each of the Australian Company and AUSCO is held at which it is resolved:

            (a) That each of the transfers of the Shares and the AUSCO Shares be approved for registration (subject only to the payment of stamp duty) and that, upon registration, the appropriate share certificate be issued in the name of the Buyer or its nominees;

            (b) To appoint as directors, secretary and public officer, with effect from the end of the meeting, the persons nominated in writing by the Buyer;

            (c) To accept the resignation of the existing directors, secretary and public officer with effect from the end of the meeting;

            (d) To revoke all existing authorities to operate bank accounts and to approve new authorities in favor of the persons previously nominated by the Buyer; and

            (e) To transact such other business as the Buyer may reasonably require.

      Section 7.3 Stamp Duty. The Buyer shall be responsible for and pay the stamp duty resulting from this Agreement and the transactions contemplated hereunder.

      Section 7.4 Registration Rights; NYSE Listing. Parent shall provide to the Principal Shareholders registration rights pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement") substantially in the form of Exhibit B attached hereto. Parent shall apply for the listing of the shares of Parent Common Stock to be issued pursuant to this Agreement on the New York Stock Exchange.

      Section 7.5 Headquarters of Australian Company. Buyer hereby agrees to use its reasonable commercial efforts to continue to have the headquarters of the Australian Company located at its current location in Torquay, Australia.

      Section 7.6 Palimar Interests. Subject to and in connection with the Closing, Parent shall purchase the legal and beneficial interests in the shares of Palimar Spor Gigim Tekstil held by Evinadis Pty Ltd, ACN 006 677 149, a Victorian corporation which is controlled by entities controlled by Alan Green and John Law ("Green/Law Entities") for the aggregate purchase price of USD2,000,000; such purchase to be made pursuant to a separate agreement reasonably acceptable to Parent and the Green/Law Entities. Section
7.7 Additional Parent Obligation. Pursuant to a Security Agreement effective at the Closing, Parent will grant the Green/Law Entities a security interest in certain of the trademarks held by Parent with respect to the territories of Australia and New Zealand. Such security interest shall secure certain payment obligations of Buyer under that certain Share Purchase Agreement dated July 27, 2000 by and among Parent, Buyer, Quiksilver International Pty Ltd and certain other parties.

                                  ARTICLE VIII

               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

      Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

      Section 8.1 Accuracy of Representations.

            (a) All of the Subject Companies' and the Participating Shareholders' representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Sellers' Schedule.

            (b) Each of the Subject Companies' and the Principal Shareholders' representations and warranties in Sections 2.1, 2.2, 2.3 and 2.4 must have been accurate in all respects as of the date of this Agreement, and must be accurate in all respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Sellers' Schedule.

      Section 8.2 Company's and Sellers' Performance.

            (a) All of the covenants and obligations that the Subject Companies and the Participating Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

            (b) Each document required to be delivered pursuant to Section 1.8(a) must have been delivered, and each of the other covenants and obligations in Sections 5.10 and 5.11 must have been performed and complied with in all respects.

      Section 8.3 Consents. Each of the Consents identified in Section 2.13 of the Sellers' Schedule, and each Consent identified in Section 5.3 of the Buyer's Schedule, must have been obtained and must be in full force and effect.

      Section 8.4 Additional Documents. Such other documents as Buyer may reasonably request must have been delivered to Buyer.

      Section 8.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or Threatened against Parent, Buyer or against any Person affiliated with Parent or Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

      Section 8.6 No Claim Regarding Stock Ownership or Sale Proceeds. There must not have been made or Threatened by any Person any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Acquired Companies, or (b) is entitled to all or any portion of the Purchase Price payable for the Shares.

      Section 8.7 No Prohibition. Neither the consummation nor the performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Parent, Buyer or any Person affiliated with Parent or Buyer to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any Governmental Body.

      Section 8.8 Bank Consent and Financing. Parent shall have received the consent of Union Bank of California, as agent for the Parent's lending group, to this Agreement and the transactions contemplated hereby, and Parent shall have received financing reasonably acceptable to Parent in order for Parent and Buyer to satisfy its obligations hereunder.

      Section 8.9 NYSE Listing. The shares of Parent Common Stock shall have been approved for listing on the New York Stock Exchange.

      Section 8.10 Amendment to Japanese Leases. The leases between the Japanese Company and a Japanese Shareholder (or a Related Person thereof) shall have been amended to reflect market lease conditions and market lease rates.

      Section 8.11 AUSCO. The incorporation of AUSCO shall have been completed, AUSCO's shareholders shall be as set forth on Schedule 5.10, AUSCO shall have good title to the UMTT Assets, and AUSCO shall have no other assets, AUSCO shall have no liabilities, and each AUSCO Shareholder shall have good title to their respective shares in AUSCO and shall have the authority to sell their shares to Buyer in accordance with this Agreement.

      Section 8.12 Cancellation of Talian Shares. The 100 B Class shares in QSJ Holdings held by Talian Pty Ltd have been cancelled.

                                 ARTICLE VIIIA

                                 FIRB CONDITION

            (a) Sections 1.1, 1.7, 1.8 and 7.2 of this Agreement have no legal force unless and until under the Foreign Acquisitions and Takeovers Act 1975
(Cth) ("FATA"), the Treasurer of the Commonwealth of Australia (the "Treasurer") consents to the purchase and sale of the Shares contemplated by this Agreement. If that consent is given subject to conditions or requirements, this condition is not fulfilled unless those conditions or requirements are reasonably acceptable to the Participating Shareholders and the Buyer.

            (b) For the purpose of this condition, the Treasurer will be taken to have consented to the transfer of the Shares under this Agreement if:

                  (i) the Treasurer issues a notice under the FATA stating that the Commonwealth Government of Australia does not object to the purchase and sale of the Shares; or

                  (ii) the Treasurer is, by reason of lapse of time, not empowered to make an order under the FATA in relation to the purchase and sale of the Shares.

                                   ARTICLE IX

             CONDITIONS PRECEDENT TO THE PARTICIPATING SHAREHOLDERS'
                               OBLIGATION TO CLOSE

      Participating Shareholders' obligation to sell the Shares and to take the other actions required to be taken by Participating Shareholders at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Sellers' Representative on behalf of the Participating Shareholders, in whole or in part):

      Section 9.1 Accuracy of Representations. All of Buyer's and Parent's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

      Section 9.2 Buyer's Performance.

            (a) All of the covenants and obligations that Parent and Buyer are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

            (b) Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to Section 1.8(b).

      Section 9.3 Additional Documents. Buyer must have caused to be delivered to Sellers' Representative such other documents as Sellers' Representative may reasonably request.

      Section 9.4 No Injunction. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits the sale of the Shares by the Participating Shareholders to Buyer, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

                                   ARTICLE X

                                   TERMINATION

      Section 10.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

            (a) by either Buyer or Sellers' Representative on behalf of the Subject Companies and the Participating Shareholders if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived;

            (b) (i) by Buyer if any of the conditions in Article VIII has not been satisfied as of January 31, 2003 or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Sellers' Representative on behalf of the Subject Companies and the Participating Shareholders, if any of the conditions in Article IX has not been satisfied as of January 31, 2003 or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Subject Companies or Participating Shareholders to comply with their obligations under this Agreement) and Sellers' Representative on behalf of the Subject Companies and Participating Shareholders has not waived such condition on or before the Closing Date;

            (c) by mutual consent of Buyer and Sellers' Representative on behalf of the Subject Companies and the Participating Shareholders; or

            (d) by either Buyer or Sellers' Representative on behalf of the Subject Companies and the Participating Shareholders if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before February 28, 2003, or such later date as the parties may agree upon.

      Section 10.2 Effect of Termination. Each party's right of termination under Section 10.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 11.2, 11.3 and 11.11 will survive; provided, however, that if this Agreement is terminated by a party because of the Breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                   ARTICLE XI

                               GENERAL PROVISIONS

      Section 11.1 Notices. All notices, demands, requests, consents, approvals or other communications (collectively "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered or certified mail, return receipt requested, or (c) when received by the addressee, if sent by mail, registered or certified (return receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

           If to Parent or Buyer:     Quiksilver, Inc.
                                      15202 Graham Street
                                      Huntington Beach, CA  92649
                                      Attention:  Charles S. Exon
                                      Telephone:  (714) 889-2200
                                      Facsimile:  (714) 889-2323

           With a copy to:            Hewitt & O'Neil LLP
                                      19900 MacArthur Boulevard
                                      Suite 1050
                                      Irvine, CA  92612
                                      Attention:  John D. Hudson
                                      Telephone:  (949) 798-0500
                                      Facsimile:  (949) 798-0511

           If to any Subject Company: Alan Green
                                      105 Strathmore Drive
                                      Jan Juc, Victoria
                                      Australia  3228
                                      Telephone:  61(3) 5261 6088
                                      Facsimile:  61(3) 5261-6080

           With copies to:            Hall & Wilcox
                                      Level 19
                                      600 Bourke Street
                                      Melbourne, Victoria
                                      Australia  3001
                                      Attention:  Dennis Nettlefold
                                      Telephone:  61 (3) 9603-3555
                                      Facsimile:  61 (3) 9670-9632

                                      Yasuo Tokita
                                      8-4, 4-101 Light Town
                                      Chigasaki-City
                                      Kasagawa prefecture
                                      Japan 253 - 0081
                                      Telephone:  81 467 53 0860
                                      Facsimile:  81 467 53 0860

           If to Participating
           Shareholders:              At the address and facsimile for each of
                                      the Participating Shareholders as shown on
                                      Schedule 11.1.


      Section 11.2 Announcements. The notices to the general public and the press relating to the transactions contemplated by this Agreement shall be made only at such time and in such manner as may be mutually agreed upon by Buyer and the Principal Shareholders; provided, however, that any party shall be entitled to make a public announcement about such transactions if, in the opinion of its counsel, such announcement is required to comply with any applicable law, rule or regulation. Information provided by either party to third parties whose assistance and cooperation may, in the judgment of such informing party, be required to the successful consummation of the transactions contemplated by this Agreement, and information provided by either party to its employees with respect to such transactions, shall not be construed as a general notice, release, statement or communication within the meaning or intent of this section.

      Section 11.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

      Section 11.4 Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of New York.

      Section 11.5 Entire Agreement. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement.

      Section 11.6 Dispute Resolution. The parties agree that all disputes arising under this Agreement will be settled by binding arbitration in the following manner:

            (a) If the party bringing a dispute to arbitration under this Agreement (the "Complainant") is the Company or any of the Shareholders, the services and rules of the American Arbitration Association will be used and the arbitration will be held in the United States. Three arbitrators will be used with one arbitrator being selected by the Complainant, one being selected by the party responding to the Complainant (the "Respondent"), and the third being selected by agreement of the two.

            (b) If the Complainant is Parent or Buyer, the arbitration shall be held in the state of Victoria, Australia, in accordance with the Commercial Arbitration Act of 1984 (Victoria). Three arbitrators will be used with one arbitrator being selected by the Complainant, one being selected by the Respondent, and the third selected by the Chairperson for the time being of the Chapter of the Institute of Arbitrators Australia in Victoria. The parties agree that they may be represented in arbitration proceedings by a legal practitioner.

      Section 11.7 Exhibits and Schedules. Each of the Exhibits and Schedules referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by this reference.

      Section 11.8 Further Assurances. The parties agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other party may reasonably require to consummate, evidence, or confirm the agreements contained herein in the manner contemplated hereby. In addition, at the request of Buyer, each Responsible Person shall furnish the Buyer with any documents or records relating to any of the Acquired Companies in the possession or control of such Responsible Person.

      Section 11.9 Successors and Assigns. This Agreement and the provisions hereof shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns.

      Section 11.10 Legal Fees. In the event any action in law or equity, arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its legal fees on a solicitor/client basis and other costs reasonably incurred in such action or proceeding.

      Section 11.11 Equitable Remedies. In addition to legal remedies, to the extent allowed pursuant to this Agreement or by law, in recognition of the fact that remedies at law may not be sufficient, the parties hereto (and their successors) shall be entitled to equitable remedies including, without limitation, specific performance and injunction.

      Section 11.12 Expenses. Each party hereto shall pay its own expenses incident to the negotiation and preparation of this Agreement and all other documents necessary or appropriate to consummate the transactions contemplated hereby, and shall bear its own costs and expenses incurred in closing and carrying out the transactions contemplated by this Agreement, including any broker's or finder's fees and the expenses of its representatives.

      Section 11.13 Amendment. This Agreement may be amended or modified in whole or in part at any time prior to the Closing Date by an agreement in writing among Buyer, the Subject Companies, Seller's Representative and the Other Responsible Persons.

      Section 11.14 Effect of Amendment of Waiver. Each Participating Shareholder acknowledges that by operation of Sections 6.9 and 11.13, the Sellers' Representative will have the right and power to diminish or eliminate rights of such Sellers under this Agreement.

      Section 11.15 Opportunity to Consult Counsel. Each Participating Shareholder acknowledges that such Participating Shareholder has had full and adequate opportunity to have this Agreement reviewed by such Participating Shareholder's independent counsel and to discuss this Agreement with such counsel.

            The parties to this Agreement have executed this Agreement upon the day and year first set forth above.

PARENT:

QUIKSILVER, INC., a Delaware corporation



By:       /s/ Robert B. McKnight
          ------------------------
Name:     Robert B. McKnight
          ------------------------
Title:    Chief Executive Officer
          ------------------------



AUSTRALIAN COMPANY:                          UMTT:

Signed for and on behalf of                  Signed by the Trustee for the UG
UG MANUFACTURING CO. PTY LTD                 MANUFACTURING TRADING TRUST :
(ACN 005 047 941) by:
                                             for and on behalf of
/s/ Alan Leigh Green                         UMTT PTY LTD
----------------------------------           (ACN 102 794 230) by:
Director
Print Name: Alan Leigh Green
           -----------------------           /s/ Alan Leigh Green
                                             -----------------------------------
/s/ John Law                                 Director
----------------------------------           Print Name:  Alan Leigh Green
Director                                                ------------------------
Print Name: John Andrew Law
           -----------------------
                                             /s/ John Andrew Law
                                             -----------------------------------
                                             Director
                                             Print Name: John Andrew Law

QSJ HOLDINGS:                                BUYER:

Signed for and on behalf of                  Signed for and on behalf of
QSJ HOLDINGS PTY LTD                         QUIKSILVER AUSTRALIA PTY LTD
(ACN 067 677 589) by:                        (ACN 091 136 195) by:

/s/ John Andrew Law
----------------------------------
Director                                     /s/ Charles S. Exon
Print Name: John Andrew Law                  -----------------------------------
           -----------------------           Director
                                             Print Name: Charles S. Exon
                                                        ------------------------

/s/ Yasuo Tokita
----------------------------------
Director                                     /s/ Steven L. Brink
Print Name: Yasuo Tokita                     -----------------------------------
           ---------------------             Director
                                             Print Name: Steven L. Brink
                                                        ------------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

SELLER'S REPRESENTATIVE:

/s/ Dennis Nettlefold
----------------------------------
Dennis Nettlefold

PARTICIPATING SHAREHOLDERS:

Signed for and on behalf of                  Signed for and on behalf of
DOVALI PTY LTD                               HEENALU PTY LTD
(ACN 005 796 556) by:                        (ACN 006 279 232) by:

/s/ Alan Leigh Green                         /s/ John Andrew Law
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Alan Leigh Green                 Print Name: John Andrew Law
           -----------------------                      ------------------------

/s/ Barbara Ann Green                        /s/ Geraldine Law
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Barbara Ann Green                Print Name: Geraldine Law
           -----------------------                      ------------------------


Signed for and on behalf of                  Signed for and on behalf of
ECHO BEACH PTY LTD                           ALIMOC PTY LTD
(ACN 006 159 726) by:                        (ACN 005 793 466) by:


/s/ Alan Leigh Green                         /s/ John AndrewLaw
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Alan Leigh Green                 Print Name: John Andrew Law
           -----------------------                      ------------------------

/s/ Barbara Ann Green                        /s/ Geraldine Law
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Barbara Ann Green                Print Name: Geraldine Law
           -----------------------                      ------------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

Signed by JOHN ANDREW LAW
in the presence of:

/s/ Jason Ryan                               /s/  John Andrew Law
----------------------------------           -----------------------------------
                                             John Andrew Law
Print Name: Jason Ryan
           -----------------------

Signed by ALAN LEIGH GREEN
in the presence of:

/s/ Jason Ryan                               /s/ Alan Leigh Green
----------------------------------           -----------------------------------
                                             Alan Leigh Green

Print Name: Jason Ryan

Signed for and on behalf of                  Signed for and on behalf of
D & V ROSSITER HOLDINGS PTY LTD              JACINTA PTY LTD
(ACN 076 380 035) by:                        (ACN 078 224 263) by:

/s/ David Ian Rossiter                       /s/ Clive Robert Fitts
----------------------------------           -----------------------------------
Director                                     Director
Print Name: David Ian Rossiter               Print Name: Clive Robert Fitts
           -----------------------                      ------------------------

                                             /s/ Sally Catherine Fitts
                                             -----------------------------------
/s/ Victoria Lorraine Rossiter               Director
----------------------------------           Print Name: Sally Catherine Fitts
Director                                                ------------------------
Print Name: /s/ Victoria Lorraine Rossiter
           -------------------------------



Signed for and on behalf of
OCALIM PTY LTD
(ACN 005 794 641) by:


/s/ Murphy Boyd
----------------------------------
Director
Print Name: Murphy Boyd
           -----------------------

/s/ Tracee Vennell
----------------------------------
Director
Print Name: Tracee Vennell
           -----------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

Signed for and on behalf of                  Signed for and on behalf of
JUNABAR NOMINEES PTY LTD                     MOANAKALA PTY LTD
(ACN 008 798 490) by:                        (ACN 086 864 744) by:


/s/ Barry Glenn Young                        /s/ N. Innis
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Barry Glenn Young                Print Name: N. Innis
           -----------------------                      ------------------------

/s/ Judith Rae Young
----------------------------------           -----------------------------------
Director                                     Director
Print Name: Judith Rae Young                 Print Name:
           -----------------------                      ------------------------


Signed for and on behalf of                  Signed for and on behalf of
STAREACH PTY LTD                             BOWBRIDGE ASSOCIATES PTY LTD
(ACN 069 618 284) by:                        (ACN 006 439 345) by:


/s/ K.C. Stevenson                           /s/ N. Innis
----------------------------------           -----------------------------------
Director                                     Director
Print Name: K.C. Stevenson                   Print Name: N. Innis
           -----------------------                      ------------------------


----------------------------------           -----------------------------------
Director                                     Director
Print Name:                                  Print Name:
           -----------------------                      ------------------------

Signed by Prudence Jane Morrison as
attorney for John Morrison as trustee
for the MORRISON FAMILY TRUST under          /s/ Prudence Jane Morrison,
power of attorney dated 15 November          -----------------------------------
2002 in the presence of:                     Attorney for John Morrison, trustee
                                             -----------------------------------
                                             Trustee

/s/ Jason Ryan
----------------------------------
Print Name: Jason Ryan
           -----------------------           -----------------------------------
                                             Trustee

Signed by GRAEME PHILIP HAYES
in the presence of:

/s/ Jason Ryan                               /s/ Graeme Philip Hayes
----------------------------------           -----------------------------------
                                             Graeme Philip Hayes
Print Name: Jason Ryan
           -----------------------

Signed by PAUL GERARD HART
in the presence of:

/s/ Lisa Hill                                /s/ Paul Gerard Hart
----------------------------------           -----------------------------------
                                             Paul Gerard Hart

Print Name: Lisa Hill
           -----------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

Signed by MURRAY BOYD
in the presence of:

/s/ Jason Ryan                               /s/ Murray Boyd
----------------------------------           -----------------------------------
                                             Murray Boyd
Print Name: Jason Ryan
           -----------------------


Signed by JEFF JOSEPH SWEENEY
in the presence of:

/s/ Jason Ryan                               /s/ Jeff Joseph Sweeney
----------------------------------           -----------------------------------
                                             Jeff Joseph Sweeney
Print Name: Jason Ryan
           -----------------------


and ELIZABETH SWEENEY
in the presence of:
                                             /s/ Elizabeth Sweeney
                                             -----------------------------------
/s/ Jason Ryan                               Elizabeth Sweeney
----------------------------------
Print Name: Jason Ryan
           -----------------------


Signed by NORMAN JAMES INNIS
in the presence of:

/s/ Jason Ryan                               /s/ Norman James Innis
----------------------------------           -----------------------------------
                                             Norman James Innis
Print Name: Jason Ryan
           -----------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]

JAPANESE COMPANY

(Japanese stamp and seal)







[SEAL OF JAPANESE COMPANY]








JAPANESE COMPANY:

QUIKSILVER JAPAN K.K., a Japanese corporation


By:       /s/ Yasuo Tokita
          ------------------------
Name:     Yasuo Tokita
          ------------------------
Title:    President
          ------------------------

PARTICIPATING SHAREHOLDER - JAPAN

Signed by YASUO TOKITA
in the presence of:

/s/ Shinji Osada                             /s/ Yasuo Tokita
----------------------------------           -----------------------------------
                                             Yasuo Tokita

Print Name: Shinji Osada
           -----------------------

                      [SIGNATURE PAGE TO MERGER AGREEMENT]